EXHIBIT NO. 10.58

                  EIGHTH AMENDMENT AND CONSENT TO POSTPETITION
                                CREDIT AGREEMENT


        THIS EIGHTH AMENDMENT AND CONSENT TO POSTPETITION CREDIT AGREEMENT, dated as of September 18, 1998 (this "AMENDMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession (collectively, the "BORROWERS"), each Revolving Lender and Term Lender signatories hereto (collectively the "LENDERS"), AG CAPITAL FUNDING PARTNERS, L.P. (together with any successors and permitted assigns, the "TERM LENDERS") and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

        A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

        B. The Lenders have extended credit to the Borrowers under the Credit Agreement by, among other things, the term loans (the "EXISTING TERM LOANS") evidenced by the Term Note dated as of September 5, 1997, made by the Borrowers in favor of the Term Lenders in the original principal amount of $36,356,250.

        C. The Borrowers have requested that AG CAPITAL FUNDING PARTNERS, L.P. (together with any successors and permitted assigns, the "SECOND TERM LENDERS") extend further credit by extending a new term loan (the "SECOND TERM LOAN") to the Borrowers in the original principal amount of $22,000,000 to be evidenced by a promissory note (the "SECOND TERM Note"), made by the Borrowers in favor of the Second Term Lenders, such extension of credit to be secured by an interest in the Collateral PARI PASSU and pro rata with the Existing Term Loans.

        D. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement to extend the Second Term Loan on the terms and subject to the conditions of this Amendment.

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        E. The Borrowers have requested that the Lenders and the Agent consent to the extension of the Second Term Loan on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

        In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

        1.     AMENDMENTS TO CREDIT AGREEMENT.

        On the date each of the conditions set forth in SECTION 4 is satisfied by the Borrowers (the "CLOSING DATE"), the Credit Agreement is amended as follows:

        1.1 The Credit Agreement is amended by adding Article 2B to the Credit Agreement as follows:

                          ARTICLE 2B. SECOND TERM LOAN.

               Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of the Borrowers set forth herein, on September 24, 1998, the Second Term Lenders agree to extend a term loan to the Borrowers in the original principal amount of $22,000,000 (the "SECOND TERM LOAN"). The Second Term Loan shall be evidenced by a Term Note and shall be governed in all respects by the terms of this Credit Agreement and the other Credit Documents.

        1.2 Section 1.1 of the Credit Agreement is amended by deleting the definition of "APPRAISED VALUE" in its entirety and replacing it as follows:

               APPRAISED VALUE means (i) unless covered by an appraisal described under clause (ii) below, with respect to the various parcels of real property of the Borrowers for which a current appraisal dated September 1, 1997 prepared by Ernst & Young L.L.P. has been delivered to the Agent, the appraised liquidation value of each such property as reflected in the applicable appraisal, (ii) with respect to the Borrowers' leasehold interests in various parcels of real property for which a current appraisal dated November 12, 1997 prepared by Grubb & Ellis has been delivered to the Agent, the arithmetic mean of the appraised liquidation value and the appraised fair market value of each such property as reflected in the applicable appraisal, (iii) with respect to any other leasehold interest of any Borrower in any real property, the arithmetic mean of the appraised liquidation value and the appraised fair market value of such leasehold interest (assuming the same to be freely assignable to the extent provided in section 365 of the Bankruptcy Code), as determined by a nationally recognized real estate appraisal firm retained by the Agent and reasonably acceptable to the Majority Term Lenders for purposes of making such determination and in an appraisal reasonably satisfactory to the Agent and the Majority Term Lenders, as of the earlier of the date of the sale, transfer or other disposition by any Borrower of such leasehold interest and any date after the Closing Date used in any such appraisal and (iv) with respect to any other fee interest of any Borrower in any real property, the appraised liquidation value of such fee interest, as determined by a nationally recognized real estate appraisal firm retained by the Agent and reasonably acceptable to the Majority Term Lenders for purposes of making such determination and in an appraisal reasonably satisfactory to the Agent and the Majority Term Lenders, as of the earlier of the date of the sale, transfer or other disposition by any Borrower of such fee interest and any date after the Closing Date used in any such appraisal; it being understood that, if any appraisal delivered to the Agent


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        pursuant to clause (i), (ii), (iii) or (iv) sets forth a range of values for liquidation value or fair market value of the subject property, the "appraised liquidation value" of such property shall be the arithmetic mean of the high and low values of the liquidation value specified for such property and the "appraised market value" of such property shall be the arithmetic mean of the high and low values of the fair market value specified for such property and if the appraisal sets forth a range of values for the subject property, alone, the "Appraised Value" of such property shall be the arithmetic mean of the high and low values specified for such property, as determined by the Agent and (v) with respect to any other fixed assets of any Borrower, (including without limitation fixtures, furniture and equipment) the fair market value of such assets as determined by the Agent in the exercise of its Permitted Discretion; PROVIDED, that no Appraised Value shall be less than zero.

        1.3 Section 1.1 of the Credit Agreement is further amended by adding the following terms after the term "exchange" and immediately preceding the term "liquidation" in the definition of "ASSET DISPOSITION":

               lease, sublease, rejection under Section 365 of the Bankruptcy Code of any lease or sublease,

        1.4 Section 1.1 of the Credit Agreement is further amended by adding the following parenthetical immediately after the term "Fixed Asset Sublimit" in clause (a) of the definition of "BORROWING BASE":

               (which may be a negative number)

        1.5 Section 1.1 of the Credit Agreement is further amended by adding the following sentence to the end of the definition of "EXPENSES" as follows:

               EXPENSES also means all reasonable costs and expenses of the Majority Term Lenders incurred in connection with the Credit Documents and the respective transactions contemplated therein, including, without limitation, (i) the costs of conducting record searches and examining collateral, (ii) the reasonable fees and expenses of legal counsel and paralegals, accountants, appraisers and other consultants, experts or advisors retained by the Majority Term Lenders, including, without limitation, consultants, experts or advisors retained in connection with due diligence investigations and (iii) the costs of reviewing and preparing waivers, amendments and consents.

        1.6 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "FIXED ASSET SUBLIMIT" in its entirety and replacing it as follows:

               FIXED ASSET SUBLIMIT means an amount equal to $90,000,000; provided, that such amount shall be automatically and permanently reduced (and may thereby become a negative number) on each date on which an Asset Disposition occurs with respect to any real property, other fixed assets or any leasehold interest in real property of any Borrower, in an amount equal to (i) in the case of any Asset Disposition of or with respect to any real property or any leasehold interest in real property, the Appraised Value thereof, and (ii) in the case of any Asset Disposition of or with respect to any other fixed assets (including without limitation fixtures, furniture and equipment), twenty-five percent (25%) of the Appraised Value thereof, provided that, no reduction of the Fixed Asset Sublimit pursuant to this clause (ii) shall occur as a result of the Borrowers' selling, transferring or otherwise disposing of obsolete or worn out fixed assets with an aggregate Appraised Value of up to $1,800,000.

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        1.7 Section 1.1 of the Credit Agreement is further amended by adding the term "sublease," after the term "lease" and immediately preceding the term "conditional sale" in the definition of "LIEN".

        1.8 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               MAKE-WHOLE PREMIUM means, in connection with any payment of the principal amount of all or any portion of the principal amount of the Second Term Loan at any time prior to March 5, 1999, for any reason (whether upon voluntary prepayment, mandatory prepayment, acceleration or otherwise), an amount equal to the Present Value (as hereinafter defined) of the difference in the interest that would have been payable on each interest payment date on the amount of such principal being prepaid (assuming each payment of interest on the Second Term Loan would have been timely paid when due) and the interest that would be earned on the prepaid amount at 7.00%. For purposes of this definition, PRESENT VALUE shall be determined in accordance with generally accepted financial practice in the United Sates of America at a discount rate equal to 7.00% per annum applied on a monthly basis.

        1.9 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               ORIGINAL TERM LENDERS means each financial institution identified on ANNEX II as an "Original Term Lender."

        1.10 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               ORIGINAL TERM LOAN has the meaning set forth in Article 2A.

        1.11 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               SECOND TERM LENDERS means each financial institution identified on ANNEX II as a "Second Term Lender."

        1.12 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               SECOND TERM LOAN has the meaning set forth in Article 2B.

        1.13 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "TERM LENDER" in its entirety and replacing it as follows:

               TERM LENDERS means the Original Term Lenders and the Second Term Lenders.

        1.14 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "TERM LOAN" in its entirety and replacing it as follows:

               TERM LOAN means the Original Term Loan and the Second Term Loan.

        1.15 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "TERM NOTE" in its entirety and replacing it as follows:

               TERM NOTE means, collectively, each promissory note of the Borrowers payable to the order of any Term Lender, including, without, limitation, the promissory note evidencing the Second Term Loan, substantially in the form of EXHIBIT C-2 as amended, restated, supplemented or otherwise modified from time to time, and including all


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        notes issued in replacement of, or in substitution or exchange for, any of the foregoing.

        1.16 Article 2A of the Credit Agreement is amended by deleting such article in its entirety and replacing it as follows:

                        ARTICLE 2A. ORIIGINAL TERM LOAN.

               On each Business Day that Collections are to be applied to repay the principal of the Prepetition Tranche A Term Loan pursuant to the Postpetition Collateral Agency Agreement, then, unless an Actionable Default has occurred and is continuing, each Original Term Lender shall be deemed to fund a term loan to the Borrowers in an amount equal to its Proportionate Share of the amount of the Collections so to be applied (all term loans made in such manner by each Original Term Lender herein collectively called the "Original Term Loan"). The Original Term Loan of each Original Term Lender shall be evidenced by a Term Note and shall be governed in all respects by the terms of this Credit Agreement and the other Credit Documents. All Collections that would otherwise be applied to repay the principal of the Prepetition Tranche A Term Loan under the Postpetition Collateral Agency Agreement shall be remitted to the LFC Funds Administrator for the account of the Borrowers in accordance with the deemed funding of the Original Term Loan under this Article 2A so long as no Actionable Default has occurred and is continuing.

        1.17 Section 4.7(d) of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it as follows:

               (d) Upon any Asset Disposition, the Fixed Asset Sublimit shall be reduced by the amount prescribed in the definition of "Fixed Asset Sublimit" set forth in Article 1 and may thereby be reduced below zero (-0-) to a negative number. In addition, after the Fixed Asset Sublimit has been reduced to zero (-0-), the Revolving Commitment of each Revolving Lender shall be reduced upon any Asset Disposition by such Revolving Lender's Proportionate Share of the amount by which the Fixed Asset Sublimit has been reduced below zero (-0-) under the definition of "Fixed Asset Sublimit." After all the Revolving Commitments have been reduced to zero (-0-) and all Letter of Credit Obligations have been cash collateralized in the manner set forth in Section 9.2(c), the Net Disposition Proceeds of any Asset Disposition shall be applied to repay the outstanding Postpetition Obligations relating to the Term Loan.

        1.18 Section 4.7A of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

               4.7A   NO PERMITTED PREPAYMENT OF TERM LOANS.

               Until payment in full of all Postpetition Obligations in respect of Revolving Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the terms and provisions hereof, the Borrowers may not prepay the Term Loans at any time in whole or in part. After payment in full of all Postpetition Obligations in respect of Revolving Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the terms and provisions hereof, the Borrowers may prepay the Term Loans at any time in whole or in part; provided, that any such prepayment shall be applied on a pro rata basis against the then outstanding balances of both the Original Term Loan and the Second Term Loan and must include all of the interest (including default rate interest, to the extent applicable) accrued on the principal amount of the Term Loans so repaid through and including the relevant date of repayment. Each time any principal amount of the Second Term Loan is paid in whole or in part at any time prior to March 5, 1999, for any reason (whether by a voluntary prepayment, a mandatory


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        prepayment, upon acceleration or otherwise), the Borrowers shall pay the
        Make-Whole Premium to the Second Term Lenders.

        1.19 Section 8.6 of the Credit Agreement is amended by (i) adding the term "sublease," after the term "lease" and immediately preceding the term "assign" and (ii) deleting the term "dispositions" in clause (iii) of such section and replacing such term with the term "assignments."

        1.20 Section 8.18(a) of the Credit Agreement is amended by (i) deleting the term "of" after the term "Interim Financing Order" and replacing such term with "," and (ii) adding the terms "or the Bankruptcy Court order approving the amendment to this Credit Agreement incorporating the Second Term Loan" after the terms "Permanent Financing Order."

        1.21 Article 8 of the Credit Agreement is amended by adding a new
Section 8.19 to such article as follows:

               8.19 LEASEHOLD COVENANTS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, fail to pay when due any postpetition obligation relating to, or arising in connection with, its leasehold interest in any real property, including, without limitation, rent or other payments due under the lease for such real property, any postpetition real estate taxes owing on such real property and payable by the Borrowers or any insurance premiums due in connection with such real property. Without obtaining the prior written consent of the Agent and the Majority Term Lenders, no Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, (i) reject or apply to the Bankruptcy Court to reject any executory contract or unexpired lease or
        (ii) assume or apply to the Bankruptcy Court to assume any executory contract or unexpired lease (in each case, other than a lease that has an Appraised Value equal to zero or other than a contract whose assumption or rejection will not effect the value of any Collateral) unless such assumption is pursuant to an order of the Bankruptcy Court, acceptable to the Agent and the Majority Term Lenders in their reasonable discretion, that specifically reserves for the Borrowers the right to subsequently assign such executory contract or unexpired lease under section 365(f) of the Bankruptcy Code without, among other things, the consent of the relevant counterparties to such executory contract or unexpired lease.

        1.22 Section 9.2 of the Credit Agreement is amended by adding new subsections (e) and (f) to such section as follows:

               (E) OTHER REMEDIES. If any Event of Default shall have occurred and be continuing, the Agent or the Majority Term Lenders may direct the Borrowers how and when to exercise all rights of the Borrowers under section 365 of the Bankruptcy Code and the Borrowers shall fully comply with such directions; provided, that notwithstanding the foregoing, the Majority Term Lenders may not exercise any of such rights until all Postpetition Obligations owing to the Revolving Lenders have been indefeasibly paid in full and the Revolving Commitments have been terminated. Without in any manner limiting any right or remedy of the Agent or any Lender under any other section or provision of this Credit Agreement or any order related to or entered in connection therewith, and unless the Borrowers and the Committee agree otherwise, no such direction shall require any Borrower to assign any unexpired lease or executory contract earlier than the earlier of (i) the expiration of sixty days from the date of such direction and (ii) five Business Days prior to (a) the day upon which the relevant lease or contract may be deemed to be rejected under section 365 of the Bankruptcy Code (whether by expiration of any relevant time period for assumption or rejection or otherwise), (b) the scheduled hearing date on which the relevant executory contract or unexpired lease may be assumed or rejected or (c) the earliest day on which, in the good faith judgement of the Agent or


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        the Majority Term Lenders, a default not subject to cure could occur with respect to that lease or contract. Unless the Borrowers and the Committee agree otherwise, any such assignment pursuant to a Lender direction described above shall be to the highest and best bidder at a public auction held before the Bankruptcy Court or as the Bankruptcy Court shall otherwise direct. notwithstanding anything to the contrary contained herein, if the Borrowers do not fully honor and take all actions requested in any such direction within three Business Days of the delivery of such direction, the Agent or the Majority Term Lenders may, on five days' notice to the Borrowers, the Committee and any landlord or other counterparty to the relevant lease or contract, move the Bankruptcy Court on behalf of the Borrowers for the relief specified in the direction. Such notice shall be due and sufficient notice of such request under the circumstances unless the landlord agrees to extend the period for curing the default or assuming the lease for any longer period reasonably requested by the landlord to oppose the relief requested in the direction. Notwithstanding anything to the contrary contained herein, this Section 9.2(e) shall not apply to any lease that has an Appraised Value of zero or to any contract whose assumption or rejection will not effect the value of any Collateral.

               (F) Without in any manner limiting any right or remedy of the Agent or any Lender under any other section or provision of this Credit Agreement or any order related to or entered in connection therewith, and notwithstanding that a Default or Event of Default may not have occurred and be continuing, the Agent or the Majority Term Lenders may direct, no earlier than fifteen days prior to the day that any of the events set forth in clause (i), (ii) or (iii) below could occur, the Borrowers how and when to exercise all rights of the Borrowers under section 365 of the Bankruptcy Code (and the Borrowers shall fully comply with such direction(s)) with respect to any lease or executory contract that (i) may be rejected or deemed to be rejected under section 365 of the Bankruptcy Code (whether by expiration of any relevant time period for assumption or rejection or otherwise), (ii) may be assumed or rejected at a scheduled hearing date or (iii) in the good faith judgment of the Agent or the Majority Term Lenders, a default not subject to cure could occur. Unless the Borrowers and the Committee agree otherwise, any such assignment pursuant to a Lender direction described above shall be to the highest and best bidder at a public auction held before the Bankruptcy Court or as the Bankruptcy Court shall otherwise direct. Notwithstanding anything to the contrary contained herein, if the Borrowers do not fully honor and take all actions requested in any such direction within three Business Days of the delivery of such direction, the Agent or the Majority Term Lenders may, on three days' notice to the Borrowers, the Committee and any landlord or other counterparty to the relevant lease or contract, move the Bankruptcy Court on behalf of the Borrowers for the relief specified in the direction. Such notice shall be due and sufficient notice of such request under the circumstances unless the landlord agrees to extend the period for curing the default or assuming the lease for any longer period reasonably requested by the landlord to oppose the relief requested in the direction. Notwithstanding anything to the contrary contained herein, this Section 9.2(f) shall not apply to any lease that has an Appraised Value of zero or to any contract whose assumption or rejection will not effect the value of any Collateral.

        1.23 Section 9.2A of the Credit Agreement is amended by adding the following sentence to the end of the such section as follows:

        Upon the acceleration of the Term Loans under this Section 9.2A. the Borrowers will be required to pay the Make-Whole Premium (in respect of any principal amount of the Second Term Loans paid for any reason prior to March 5, 1999) to the Second Term Lenders.

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        1.24 Section 11.8(c)of the Credit Agreement is amended by deleting the first sentence from such section in its entirety and replacing it as follows:

        Each Term Lender may assign to one or more Persons all or a portion of its rights and obligations under this Credit Agreement, the Term Notes and the other Credit Documents, with the consent of the Agent and the Borrowers, which consents shall not be unreasonably withheld or delayed (provided, that no consents shall be required (i) if an Event of Default has occurred and is continuing or (ii) if the assignment is to an Affiliate of a Term Lender or a fund or investment entity managed by a Term Lender or an Affiliate of a Term Lender); and upon execution and delivery to the Agent, for its acceptance and recording in the Register, of an agreement in substantially the form of EXHIBIT G-2 (a "TERM ASSIGNMENT AND ASSUMPTION AGREEMENT"), together with surrender of any Term Note or Term Notes subject to such assignment and a processing and recordation fee of $2,500, such assignment shall be effective, the Borrowers shall issue a replacement Term Note or Term Notes to such Person or Persons who thereupon shall be a Term Lender or Term Lenders for all purposes hereunder to the extent of the Term Note or Term Notes so issued and ANNEX II hereto shall be deemed to be modified accordingly.

        1.25 Section 11.11(b) of the Credit Agreement is amended by deleting clause (iii) from such section in its entirety and replacing it as follows:

        (III) ARTICLE 2A or 2B and SECTION 2.7, 4.1A, 4.5, 4.7(D), 4.7A, 4.9(B),
        4.11, 6.19 (AND ANY SIMILAR REPRESENTATION MADE IN ANY AMENDMENT TO THIS CREDIT AGREEMENT), 6.7, 7.14, 8.6, 8.17(C), 8.19, 9.2A, 9.2(B), (E) or
        (F) or 11.8(C) or (E), of this Credit Agreement and

        1.26 Annex II of the Credit Agreement is amended by replacing such annex with the ANNEX II attached to this Amendment as EXHIBIT A.

        2.     CONSENT.

        2.1 SECOND TERM LOAN. On the Closing Date, the Agent and each Lender consents to the extension of the Second Term Loan by the Second Term Lenders in accordance with the terms of the Credit Agreement, as amended by this Amendment. The Agent and each Lender acknowledge that the Second Term Loan shall be secured by an interest in the Collateral PARI PASSU and pro rata with the Existing Term Loan and the term "Secured Obligations" as used in the Postpetition Collateral Agency Agreement shall include the obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan. The obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan will be secured by the Collateral without having to amend the Collateral Documents. The Agent and each Lender agree that at any time and from time to time, at the cost and expense of the Borrowers, they will execute and deliver all further instruments and documents, and take such further actions, that may be reasonably necessary to so secure the Second Term Loan.

        2.2 OTHER. Nothing in this Amendment should in any way be deemed (i) a waiver of any Event of Default (other than as specifically set forth above) or
(ii) an agreement to forbear from exercising any remedies with respect to any such Event of Default.

        3.     AGREEMENTS OF THE BORROWERS.

        3.1 USE OF PROCEEDS. The proceeds from the Second Term Loan will be used only to prepay outstanding Revolving Loans under the Credit Agreement.

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        3.2 FURTHER ASSURANCES. The Borrowers acknowledge that the Second Term
Loan shall be secured by an interest in the Collateral PARI PASSU and pro rata with the Existing Term Loan and the term "Secured Obligations" as used in the Postpetition Collateral Agency Agreement shall include the obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan. The obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan will be secured by the Collateral without having to amend the Collateral Documents. The Borrowers agree that at any time and from time to time, at their cost and expense, they will execute and deliver all further instruments and documents, and take such further actions, that may be reasonably necessary to so secure the Second Term Loan.

        3.3 SEVENTH AMENDMENT. The Borrowers and the Lenders agree that Sections 1 and 2.1 of the Seventh Amendment and Consent to Postpetition Credit Agreement dated as of September 3, 1998, among the Borrowers, the Lenders and the Agent are superceded by this Amendment and will have no further force and effect.

        3.4 FAILURE TO COMPLY. The Borrowers agree that a breach of the agreements in this SECTION 3 will constitute an Event of Default under the Credit Agreement.

        4.     CONDITIONS PRECEDENT.

        This Amendment becomes effective upon satisfaction of the following conditions:

        4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrowers contained in this Amendment are true and correct as of the Closing Date.

        4.2 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER") in form attached as EXHIBIT B, which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent and the Second Term Lenders shall have been reasonably satisfied with the form and timing or the notice of the motion for the entry of the Amendment Approval Order and such notice and motion shall have been properly served upon each lessor of property to any Borrower. Unless the Agent and the Second Term Lenders agree otherwise, the Amendment Approval Order shall have become final and non-appealable.

        4.3 BANKRUPTCY COURT ORDER. The Borrowers have obtained an order of the Bankruptcy Court extending the Borrowers' time to assume or reject executory contracts and unexpired leases, pursuant to section 365(d)(4) of the Bankruptcy Code, through March 31, 1999.

        4.4 DUE DILIGENCE. The Second Term Lenders have completed their due diligence review of the Borrowers and their properties and are satisfied, in their sole and absolute discretion, with the results of such investigation. Such due diligence investigation includes, without limitation, (i) review of the Borrowers' financial statements, (ii) review of leases for each of 32 properties selected by the Second Term Lenders, (iii) review of the terms and provisions of the Borrowers' real estate holdings (including leasehold documentation relating to such holdings) and (iv) receipt and review of a report prepared by Keen Realty Consultants, such report to be acceptable to the Second Term Lenders in their sole and absolute discretion.

        4.5 FEES AND EXPENSES. The Agent and the Second Term Lenders have been reimbursed for all fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation of this Amendment and the Second Term Loan.

        4.6 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

        (A) EIGHTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders;

        (B) SECOND TERM NOTES. Second Term Notes, substantially in the form of Exhibit C-2 to the Credit Agreement (dated as of the Closing Date), made by the Borrowers in favor of the Second Term Lenders;

        (C)  AMENDMENT APPROVAL ORDER. A copy of the Amendment Approval Order;
             and

        (D) OTHER. Such other documents as the Agent or the Second Term Lenders may reasonably request.

        5. REPRESENTATIONS AND WARRANTIES.

        Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment or any part of this
Amendment:

        5.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

        5.2 EVENTS OF DEFAULT. No Default or Event or Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

        5.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTION 4.1(B)), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

        5.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTION 4.1(B)), except such consents and approvals as have been obtained.

        5.5 NO PREPETITION OBLIGATIONS OUTSTANDING. As of the Closing Date, there are no Prepetition Obligations outstanding under the Credit Agreement.

        5.6 MATERIAL CONTRACTS. SCHEDULE B, PART 6.19, as amended by the information contained on EXHIBIT C to this Amendment, contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date. Except as described on SCHEDULE B, PART 6.19, as amended by the information contained on EXHIBIT C to this Amendment, no Material Contract contains any burdensome restrictions on any Borrower or any Subsidiary of any Borrower or any of their respective properties that could prevent such Borrower or Subsidiary from conducting its business as conducted on the Closing Date. As of the Closing Date, all of the Material Contracts are in full force and effect and, except as described on SCHEDULE B, PART 6.19, as amended by the information contained on EXHIBIT C to this Amendment, no defaults currently exist thereunder by any Borrower or Subsidiary of a Borrower that is a party thereto (other than defaults that need not be cured under section 365(b)(2) of the Bankruptcy Code), or to the knowledge of the Borrowers, any other party thereto. The Borrowers agree that the representations and warranties set forth in this SECTION 5.6 will survive the Closing Date and that if such representations and warranties are false or misleading in any material respect on the Closing Date, an Event of Default will have occurred under Section 9.1(c) of the Credit Agreement.


        6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

        6.1 REFERENCES. Upon the effectiveness of this Amendment, or any part of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment or any part of this Amendment.

        6.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

        7.     GOVERNING LAW.

        THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

        8.     HEADINGS:  COUNTERPARTS.

        Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            [The remainder of this page is intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                    LFC FUNDS ADMINISTRATOR

                    LEVITZ FURNITURE CORPORATION, a Florida corporation, in its capacity as LFC Funds Administrator


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                   BORROWERS:

                    LEVITZ FURNITURE CORPORATION, a Florida corporation, in its individual capacity and it its capacity as the LFC Funds Administrator


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                    LEVITZ FURNITURE INCORPORATED, a Delaware corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                    LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     President
                               ------------------------------------------

                    LEVITZ SHOPPING SERVICE, a Florida corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                    LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                    LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                    LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------



                    LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     President
                               ------------------------------------------


                    LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     President
                               ------------------------------------------

                    LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     President
                               ------------------------------------------


                    JOHN M. SMYTH COMPANY, an Illinois corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                    JOHN M. SMYTH REALTY COMPANY, an Illinois corporation


                    By:        /s/ EDWARD P. ZIMMER
                               ------------------------------------------
                    Name:      Edward P. Zimmer
                               ------------------------------------------
                    Title:     President
                               ------------------------------------------


                    AGENT:

                    BT COMMERCIAL CORPORATION, in its capacity as Agent


                    By:        /s/ WAYNE D. HILLOCK
                               ------------------------------------------
                    Name:      Wayne D. Hillock
                               ------------------------------------------
                    Title:     Sr. V.P.
                               ------------------------------------------


                    REVOLVING LENDERS:

                    BT COMMERCIAL CORPORATION, a Delaware corporation in its respective capacities as Revolving Lender and Collateral Agent


                    By:        /s/ WAYNE D. HILLOCK
                               ------------------------------------------
                    Name:      Wayne D. Hillock
                               ------------------------------------------
                    Title:     Sr. V.P.
                               ------------------------------------------

                    FINOVA CAPITAL CORPORATION, it its capacity as Revolving Lender


                    By:        /s/ BRIAN RUJAWITZ
                               ------------------------------------------
                    Name:      Brian Rujawitz
                               ------------------------------------------
                    Title:     AVP
                               ------------------------------------------


                    HELLER FINANCIAL, INC., it its capacity as Revolving Lender


                    By:        /s/ SCOTT ZIEMKE
                               ------------------------------------------
                    Name:      Scott Ziemke
                               ------------------------------------------
                    Title:     AVP-Relationship Manager
                               ------------------------------------------


                    LASALLE NATIONAL BANK, it its capacity as Revolving Lender


                    By:        /s/ CHRISTOPHER G. CLIFFORD
                               ------------------------------------------
                    Name:      Christopher G. Clifford
                               ------------------------------------------
                    Title:     Sr. VP
                               ------------------------------------------


                    CONGRESS FINANCIAL CORPORATIONN (CENTRAL), it its capacity as Revolving Lender


                    By:        /s/ STEVEN LINDERMAN
                               ------------------------------------------
                    Name:      Steven Linderman
                               ------------------------------------------
                    Title:     Vice President
                               ------------------------------------------


                    TRANSAMERICA BUSINESS CREDIT CORPORATION, it its capacity as Revolving Lender


                    By:        /s/ MICHAEL KEMPEL
                               ------------------------------------------
                    Name:      Michael Kempel
                               ------------------------------------------
                    Title:     VP
                               ------------------------------------------

                    SILVER OAK CAPITAL L.L.C., it its capacity as Revolving
                    Lender


                    By:        /s/ JEFFREY H. ARONSON
                               ------------------------------------------
                    Name:      Jeffrey H. Aronson
                               ------------------------------------------
                    Title:     Authorized Signatory
                               ------------------------------------------


                    AG CAPITAL FUNDING PARTNERS, L.P., it its capacity as Revolving Lender


                    By:        /s/ JEFFREY H. ARONSON
                               ------------------------------------------
                    Name:      Jeffrey H. Aronson
                               ------------------------------------------
                    Title:     Authorized Signatory
                               ------------------------------------------


                    NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, it its capacity as Revolving Lender


                    By:        /s/ NANCY A. KAGAN
                               ------------------------------------------
                    Name:      Nancy A. Kagan
                               ------------------------------------------
                    Title:     Authorized Signatory
                               ------------------------------------------


                    TERM LENDERS:

                    SILVER OAK CAPITAL L.L.C., it its capacity as Term Lender


                    By:        /s/ JEFFREY H. ARONSON
                               ------------------------------------------
                    Name:      Jeffrey H. Aronson
                               ------------------------------------------
                    Title:     Authorized Signatory
                               ------------------------------------------


                    AG CAPITAL FUNDING PARTNERS, L.P., in its capacity as Second Term Lender

                    By: Angelo, Gordon & Co., L.P., as Investment Advisor


                    By:        /s/ JEFFREY H. ARONSON
                               ------------------------------------------
                    Name:      Jeffrey H. Aronson
                               ------------------------------------------
                    Title:     Authorized Signatory
                               ------------------------------------------

                                   EXHIIBIT A

                                    ANNEX II
                                       TO
                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

                LIST OF TERM LENDERS AND TERM COMMITMENT AMOUNTS

ORIGINAL TERM LENDERS:

1.      SILVER OAK CAPITAL L.L.C.
        c/o Angelo, Gordon & Company
        245 Park Avenue, 26th Floor
        New York, New York 10167

        Term Commitment Amount:                           $36,356,250

SECOND TERM LENDERS:

2.      AG CAPITAL FUNDING PARTNERS, L.P.
        c/o Angelo, Gordon & Company
        245 Park Avenue, 26th Floor
        New York, New York 10167

        Term Commitment Amount:                           $22,000,000

                                    EXHIBIT B

                        FORM OF AMENDMENT APPROVAL ORDER


                                       18